December 12, 1997

Alabama Synfuel #1, Ltd.
c/o Covol Technologies, Inc.
3280 North Frontage Road
Lehi, Utah 84043

Covol Technologies, Inc.
3280 North Frontage Road
Lehi, Utah 84043

         Re:      Letter Amendment

Gentlemen:

         Reference is made to the Alabama Project Purchase Agreement, dated as of March 20, 1997, as amended by the letter agreements dated as of June 27, 1997, July 7, 1997 and August 28, 1997 (the "Project Purchase Agreement"), by and among Alabama Synfuel #1, Ltd. and Covol Technologies, Inc., as sellers, and Birmingham Syn Fuel, LLC, as buyer.

         The parties to the Project Purchase Agreement hereby amend the Project Purchase Agreement as follows:

         (i) Section 5.3(c) of the Project Purchase Agreement is amended by deleting the language "November 30, 1997" and inserting in its place the language "February 27, 1998";

         (ii) Section 7.3(c) of the Project Purchase Agreement is amended by deleting the language "December 31, 1997" and inserting in its place the language "February 27, 1998";

         (iii) Section 7.3(d) of the Project Purchase Agreement is amended by deleting the language "December 31, 1997" and inserting in its place the language "February 27, 1998";

         (iv) Section 7.3(f) of the Project Purchase Agreement is amended by deleting the language "December 31, 1997" and inserting in its place the language "February 27, 1998"; and

         (v) Section 8.1 of the Project Purchase Agreement is amended and restated in its entirety as follows: "The closing of the transaction contemplated by this Agreement (the "Closing") shall be at 9:00 a.m., Mountain Time, on such date as the parties shall mutually agree, not later than the earlier of (i) ten (10) business days following the "Date of Substantial Completion" as defined in the Construction Contract or (ii)

         February 27, 1998 (the "Closing Date"), at the offices of Stoel Rives LLP, 201 South Main Street, Suite 11, Salt Lake City, Utah 84111-2215, or at such other time or place as the parties shall mutually agree."

         (vi) A new Section 8.2(k) is inserted into the Project Purchase Agreement as follows:

                  (k) Sellers shall execute and deliver to Buyer an unqualified warranty with respect to the binder facility in form and substance acceptable to the Buyer.

         (vii) Schedule 2.1 to the Project Purchase Agreement is supplemented by the addition of the attached Schedule 2.1 of "Binder Assets."

         This letter agreement may be executed in one or more counterparts, all of which shall be considered one and the same letter agreement.

                                                     Very truly yours,

                            BIRMINGHAM SYN FUEL, LLC

                                                       By:   /s/ Reynold Roeder
                                                          ---------------------
                                                     Name: Reynold Roeder
                                                    Title: Vice President


ACCEPTED AND AGREED TO
AS OF THE DATE FIRST SET
FORTH ABOVE:

ALABAMA SYNFUEL #1, LTD.

By:  /s/ Brent M. Cook
   ------------------------------------------
Name:  Brent M. Cook
Title: President, Covol Technologies, G.P.

COVOL TECHNOLOGIES, INC.

By: /s/ Brent M. Cook
   ---------------------
Name:  Brent M. Cook
Title: President